UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-02                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-2 Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2002 among GS Mortgage Securities Corporation as depositor, Bank of America N.A as servicers, and JPMorgan Chase Bank as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-2
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         74,707,000.00   55,230,688.37   2,489,647.90     270,334.16    2,759,982.06       0.00         0.00       52,741,040.47
A2A       141,000,000.00   68,131,989.94  27,044,110.61     186,568.10   27,230,678.71       0.00         0.00       41,087,879.33
A2B        65,700,000.00   65,700,000.00           0.00     281,469.75      281,469.75       0.00         0.00       65,700,000.00
A2C        83,683,000.00   83,683,000.00           0.00     413,742.70      413,742.70       0.00         0.00       83,683,000.00
A3         80,312,000.00   69,983,508.37   4,229,726.31     346,700.20    4,576,426.51       0.00         0.00       65,753,782.06
B1          6,231,000.00    6,187,379.24       6,457.49      30,769.08       37,226.57       0.00         0.00        6,180,921.75
B2          4,154,000.00    4,124,919.50       4,305.00      20,512.72       24,817.72       0.00         0.00        4,120,614.50
B3          1,846,000.00    1,833,076.90       1,913.10       9,115.67       11,028.77       0.00         0.00        1,831,163.80
B4          1,385,000.00    1,375,304.15       1,435.34       6,839.22        8,274.56       0.00         0.00        1,373,868.81
B5            692,000.00      687,155.58         717.15       3,417.14        4,134.29       0.00         0.00          686,438.43
B6          1,847,051.00    1,834,120.56       1,914.18       9,120.86       11,035.04       0.00         0.00        1,832,206.38
R1                100.00            0.00           0.00           0.00            0.00       0.00         0.00                0.00
R2                100.00            0.00           0.00           0.00            0.00       0.00         0.00                0.00
R3                100.00            0.00           0.00           0.00            0.00       0.00         0.00                0.00
TOTALS    461,557,351.00  358,771,142.61  33,780,227.08   1,578,589.60   35,358,816.68       0.00         0.00      324,990,915.53

X2        290,383,000.00  217,514,989.94           0.00     205,406.55      205,406.55       0.00         0.00      190,470,879.33
X3         80,312,000.00   69,983,508.37           0.00           0.00            0.00       0.00         0.00       65,753,782.06
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RAU3       739.29736665    33.32549694    3.61859210     36.94408904    705.97186970      A1           5.873564 %
A2A      36229RAV1       483.20560241   191.80220291    1.32317801    193.12538092    291.40339950      A2A          3.286000 %
A2B      36229RAW9     1,000.00000000     0.00000000    4.28416667      4.28416667  1,000.00000000      A2B          5.141000 %
A2C      36229RAX7     1,000.00000000     0.00000000    4.94416668      4.94416668  1,000.00000000      A2C          5.933000 %
A3       36229RAY5       871.39541252    52.66618077    4.31691653     56.98309730    818.72923175      A3           5.944833 %
B1       36229RBB4       992.99939657     1.03634890    4.93806452      5.97441342    991.96304766      B1           5.967453 %
B2       36229RBC2       992.99939817     1.03635051    4.93806452      5.97441502    991.96304766      B2           5.967453 %
B3       36229RBD0       992.99940412     1.03634886    4.93806609      5.97441495    991.96305525      B3           5.967453 %
B4       36229RAR0       992.99938628     1.03634657    4.93806498      5.97441155    991.96303971      B4           5.967453 %
B5       36229RAS8       992.99939306     1.03634393    4.93806358      5.97440751    991.96304913      B5           5.967453 %
B6       36229RAT6       992.99941366     1.03634388    4.93806614      5.97441002    991.96306978      B6           5.967453 %
R1       36229RBE8         0.00000000     0.00000000    0.00000000      0.00000000      0.00000000      R1           5.997860 %
R2       36229RBF5         0.00000000     0.00000000    0.00000000      0.00000000      0.00000000      R2           5.997860 %
R3       36229RBG3         0.00000000     0.00000000    0.00000000      0.00000000      0.00000000      R3           5.997860 %
TOTALS                   777.30566274    73.18749665    3.42013749     76.60763414    704.11816609

X2       36229RAZ2       749.06241047     0.00000000    0.70736424      0.70736424    655.92985585      X2           1.133199 %
X3       36229RBA6       871.39541252     0.00000000    0.00000000      0.00000000    818.72923175      X3           0.000000 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                     55,428,283.46
                                        Pool 2 Mortgage Loans                                                    200,918,889.48
                                        Pool 3 Mortgage Loans                                                     68,643,743.15
Sec. 4.01(c)    Available Distribution                                                                            35,564,223.25
                                        Principal Distribution Amount                                                374,242.39
                                        Principal Prepayment Amount                                               33,405,984.72

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                                      2,423,768.13
                                                              Partial Principal Prepayments                            4,524.03
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A2a
                                                              Payoffs in Full                                     26,781,270.94
                                                              Partial Principal Prepayments                           38,715.72
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A2b
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A2c
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class A3
                                                              Payoffs in Full                                      4,145,055.66
                                                              Partial Principal Prepayments                           12,650.24
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B1
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B2
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B3
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B4
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B5
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00
                                        Class B6
                                                              Payoffs in Full                                              0.00
                                                              Partial Principal Prepayments                                0.00
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Repurchased Principal                                        0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                     270,334.16
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month                     186,568.10
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month                     281,469.75
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month                     413,742.70
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A3
                                                              Accrued and Paid for Current Month                     346,700.20
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                     205,406.55
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class X3
                                                              Accrued and Paid for Current Month                           0.00
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                      30,769.08
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                      20,512.72
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                       9,115.67
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                       6,839.22
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                       3,417.14
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       9,120.86
                                                              Accrued and Paid from Prior Months                           0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                            92,395.14
                                                              ABN AMRO Mortgage Group                                 34,864.88
                                                              Bank One                                                38,754.50
                                                              Country Wide Home Loans                                    767.41
                                                              Bank of America                                         18,008.37
                                        Trustee Fee Paid                                                               2,242.32

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                661
                                        Balance of Outstanding Mortgage Loans                                    324,990,916.09

Sec. 4.01(l)     Number and Balance of Delinquent Loans
                  Group Totals
                                                            Principal
                  Period                Number                Balance              Percentage
                 30-59 days                      1               306,929.24                  0.09 %
                 60-89 days                      1               395,585.19                  0.12 %
                 90+days                         0                     0.00                  0.00 %
                  Total                          2               702,514.43                  0.21 %


Sec. 4.01(l)     Number and Balance of REO Loans
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %


Sec. 4.01(l)     Number and Balance of Loans in Bankruptcy
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %


Sec. 4.01(m)     Number and Balance of Loans in Foreclosure

                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %

Sec. 4.01(o)       Aggregate Principal Payment
                                         Scheduled Principal                       74,242.39
                                         Payoffs                                   50,094.73
                                         Prepayments                               55,889.99
                                         Liquidation Proceeds                           0.00
                                         Condemnation Proceeds                          0.00
                                         Insurance Proceeds                             0.00
                                         Realized Losses                                0.00

                                         Realized Losses Group 1                        0.00
                                         Realized Losses Group 2                        0.00
                                         Realized Losses Group 3                        0.00
                                         Realized Gains                                 0.00

Sec. 4.01(p)       Aggregate Amount of Mortgage Loans Repurchased                       0.00

Sec. 4.01(q)       Aggregate Amount of Shortfall Allocated for Current Period
                                         Class A1                                       0.00
                                         Class A2a                                      0.00
                                         Class A2b                                      0.00
                                         Class A2c                                      0.00
                                         Class A3                                       0.00
                                         Class X2                                       0.00
                                         Class X3                                       0.00
                                         Class B1                                       0.00
                                         Class B2                                       0.00
                                         Class B3                                       0.00
                                         Class B4                                       0.00
                                         Class B5                                       0.00
                                         Class B6                                       0.00

Sec. 4.01(s) Group I
                          Senior Percentage                                             95.360000 %
                          Senior Prepayment Percentage                                 100.000000 %
                          Subordinate Percentage                                         4.640000 %
                          Subordinate Prepayment Percentage                              0.000000 %

Sec. 4.01(s) Group II
                          Senior Percentage                                             95.410000 %
                          Senior Prepayment Percentage                                 100.000000 %
                          Subordinate Percentage                                         4.590000 %
                          Subordinate Prepayment Percentage                              0.000000 %

Sec. 4.01(s) Group III
                          Senior Percentage                                             96.030000 %
                          Senior Prepayment Percentage                                 100.000000 %
                          Subordinate Percentage                                         3.970000 %
                          Subordinate Prepayment Percentage                              0.000000 %
Aggregate
                          Scheduled Principal                                            374,242.39
                          Unscheduled Principal                                       33,405,984.72
                          Beginning Balance                                          358,771,143.20
                          Ending Balance                                             324,990,916.09
                          Net Wac                                                           5.96702

                          Weighted Averge Maturity                                        347.00000
Groups
                          Net Wac Group 1                                                   5.87356
                          Net Wac Group 2                                                   5.99786
                          Net Wac Group 3                                                   5.94483

                          Wam Group 1                                                        343.00
                          Wam Group 2                                                        348.00
                          Wam Group 3                                                        349.00


                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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